Exhibit 26 (g) iii. a. 1.

AMENDMENT

to the

AUTOMATIC YRT AGREEMENT

(“VUL QUOTA SHARE AGREEMENT”)

Dated: September 1, 1998

between

C.M. LIFE INSURANCE COMPANY

and

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes referred to as the “Reinsured”)

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(the “Reinsurer”)

The Agreement is amended as follows effective September 1, 1998:

Article I, Paragraph D is deleted in its entirety and replaced with:

“The risk shall not have been submitted on a facultative basis to the Reinsurer or any other reinsurer within the last          years.”

All other terms and conditions of the Agreement not in conflict with the terms and conditions of this Amendment remain unchanged.

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Year Facultative Submission Amendment

IN WITNESS WHEREOF, the parties hereby execute this Amendment in good faith:

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	10/5/01	Date:	10/5/01

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ Delmer F. Borah IV
	Peter G. Ferris		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	10/3/01	Date:	10/3/01

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Jay Biehl	Witness:	/s/ Thomas Spurling
Title:	Vice President	Title:	Assistant Secretary

Date:	10/1/01	Date:	9-28-01

AMENDMENT to the

Automatic YRT Agreement

(VUL Quota Share Agreement)

dated September 1, 1998

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes known as the “Reinsured”)

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(the “Reinsurer”)

Effective September 1, 1998, this Agreement is hereby amended to include MML Bay State Life Insurance Company of Hartford, Connecticut, as a party to this Agreement. Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company shall be the Ceding Company under this Agreement.

All other conditions of this Agreement not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ Delmer F. Borah IV
	Peter G. Ferris		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	4/3/02	Date:	4/3/02

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	4/3/02	Date:	4/3/02

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Amendment adding MML

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	4/3/02	Date:	4/3/02

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Monte Lightner	Witness:	/s/ Lisa M. Winters
Title:	VP	Title:	AVP

Date:	3/25/02	Date:	3/25/02

AMENDMENT to

All YRT Quota Share Treaties

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes known as the “Reinsured”)

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(the “Reinsurer”)

As of effective date of the Agreement, the Ceding Company and the Reinsurer agree to amend the above-referenced Agreements as follows:

The term         shall be defined as 1) the         under this Agreement into a         or 2) the        .

        shall continue to be reinsured         under this Agreement         which shall not be reinsured under this Agreement.

        shall continue to be reinsured         under this Agreement         which shall not be reinsured under this Agreement provided, however, that in regard to         not be reinsured under this Agreement.

The term         shall be defined as: 1) the         under this Agreement        , or 2) the         under this Agreement        .

        shall not be reinsured under this Agreement.

Amendment

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ Delmer F. Borah IV
	Peter G. Ferris		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	11/30/01	Date:	11/30/01

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	11/30/01	Date:	11/30/01

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ Delmer F. Borah IV
	Ed Jalowski		Delmer F. Borah, IV
	Second Vice President and Actuary		Second Vice President & Actuary

Date:	11/30/01	Date:	11/30/01

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ David Hopper	Witness:	/s/ Thomas Spurling
Title:	Sr. VP	Title:	Assistant Secretary

Date:	11-15-01	Date:	11-12-01

AMENDMENT to

All Agreements that Contain         in Article I

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, or

C.M. LIFE INSURANCE COMPANY

(Reinsured)

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Reinsurer)

Each Agreement will be amended as of its effective date as follows*:

Any reference to         contained in “Article I: Automatic Reinsurance” is deleted in its entirety.

All terms and conditions of these Reinsurance Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

*Explanation and Clarification

It is the intent of this Amendment to make the         of the Agreement consistent with the Reinsured’s normal underwriting practices and guidelines. Rather than having specific language in the Agreement referencing        , the normal underwriting practices and guidelines of the Reinsured (which includes        ) shall be relied upon to qualify a risk for automatic reinsurance as stated in Article I of the Agreement. This will eliminate the need for future Amendments regarding changes in the Reinsured’s underwriting practices.

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Amendment

IN WITNESS WHEREOF, this Amendment is executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris George		R. Zimmerman
	Second Vice President and Actuary		Director of Reinsurance

Date:	9/5/00	Date:	9/5/00

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Witness:	/s/ George R. Zimmerman
	Yek Soan S. Cheng		George R. Zimmerman
	Vice President Director		of Reinsurance

Date:	9/6/00	Date:	9/6/00

C.M. LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Witness:	/s/ George R. Zimmerman
	Yek Soan S. Cheng		George R. Zimmerman
	Vice President Director		of Reinsurance

Date:	9/6/00	Date:	9/6/00

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ David A. Hopper	Witness:	/s/ Thomas Spurling
Title:	Sr Vice President	Title:	Assistant Secretary

Date:	8-11-00	Date:	8-11-00

AMENDMENT to

ALL REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes known as the “Reinsured”)

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(the “Reinsurer”)

As of effective date of the Agreement, the Ceding Company (including “any” or “all” of the three (3) entities listed above) and the Reinsurer agree to amend the above-referenced Agreement(s) to include the following important language:

Gramm-Leach-Bliley Privacy Requirements

The Reinsurer and all of its representatives and service providers will hold all private, non-public policyholder information furnished to Reinsurer for the purpose of providing services to you under any reinsurance agreement in strict confidence. By reference to private, nonpublic policyholder information, Reinsurer means all policyholder or other consumer financial or health information furnished to or obtained by Reinsurer, its representatives or its service providers in order to carry out its duties and obligations under a reinsurance agreement with your company. Reinsurer will only use such information for the purpose of performing services under a reinsurance agreement with your company. Such information will only be disclosed to a third party for the purpose of carrying out Reinsurer’s duties under a reinsurance agreement with your company, to retrocessionaires or Reinsurer’s service providers or as required or permitted by law. Reinsurer will take reasonable steps necessary to protect such information from unauthorized or inadvertent disclosure.

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                                                                                                                                   Gramm-Leach-Bliley Privacy Amendment

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	8/13/02
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Date:	8/13/02
Ed Jalowski
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Date:	8/13/02
Ed Jalowski
Second Vice President & Actuary

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Lisa M Winters	Date:	8/8/02
Title:	2nd VP

AMENDMENT

to all

Reinsurance Agreements

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, or

CM LIFE INSURANCE COMPANY

hereinafter referred to as the Reinsured(s)

and

LINCOLN NATIONAL REINSURANCE COMPANIES

hereinafter referred to as the Reinsurer

The Reinsureds and the Reinsurer, as parties to the above referenced reinsurance agreements, hereby agree to amend them as of January 1, 1999 as follows:

If a new Reinsured issues a policy that is considered to be a continuation of the original insurance          from a policy originally issued by another of the above three Reinsureds under the terms of a reinsurance agreement with the Reinsurer, then the new Reinsured will also be considered to be a party to that reinsurance agreement for purposes of the continuation of the original insurance clause.

All terms and conditions of these Reinsurance Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

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IN WITNESS WHEREOF, the Reinsured and Reinsurer have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Attest:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman
	Second Vice President and Actuary		Director of Reinsurance

Date:	3/13/2000	Date:	3-13-00

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	3/14/00	Date:	3/14/00

CM LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	3/14/00	Date:	3/14/00

LINCOLN NATIONAL REINSURANCE COMPANIES

By:	/s/ Jay Biehl	Attest:	/s/ Thomas Spurling
Title:	2VP	Title:	Assistant Secretary

Date:	3/8/00	Date:	3/7/00

AMENDMENT to

VUL Quota Share (9/1/98)

APT Quota Share (9/16/96)

Variable Life Select Inforce

Modified Whole Life/High Early

Cash Value 2000

Reinsurance Agreements

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, or

CM LIFE INSURANCE COMPANY

hereinafter referred to as the Reinsured(s)

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

hereinafter referred to as the Reinsurer

The Reinsureds and the Reinsurer, as parties to the above reinsurance agreements, referenced in Attachment I, hereby agree to amend them as of the date shown in Attachment I with reference to payment of claims by superceding anything in the treaties that is in conflict with the following:

The          for these treaties are shown above.         .

The Reinsured will consult with the          before          Reinsurers. Such          by either the          or other        .

If a claim is         , the Reinsured will         . The Reinsurer may decline to be a party to the contest, compromise, or litigation involved on a claim, in which case it shall pay the full amount of its share of the claim to the Reinsured. In such case, the Reinsurer shall not share in any expense involved in such contest, compromise, or litigation, or in any reduction in claim resulting therefrom.

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All terms and conditions of these Reinsurance Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, the Reinsured and Reinsurer have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Attest:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman
	Second Vice President and Actuary		Director of Reinsurance

Date:	4/20/2000	Date:	4/20/00

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	4/24/00	Date:	4/24/00

CM LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Cheng FSA MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan S. Cheng		Ed Jalowski
	Vice President		Assistant Vice President and Actuary

Date:	4/24/00	Date:	4/24/00

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Jay Biehl	Attest:	/s/ Monte Lightner
Title:	2VP & Chief Actuary	Title:	Asst. Secretary

Date:	4/12/00	Date:	April 10, 2000

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Attachment 1

Treaty Reinsured(s)		Effect. Date

VUL Quota Share (9/1/98)	Massachusetts Mutual CM Life Insurance Company	January 1, 1999

APT Quota Share (9/16/96)	Massachusetts Mutual	January 1, 1999

Variable Life Select Inforce	Massachusetts Mutual MML Bay State Life	October 1, 1999

Modified Whole Life/High Early Cash Value 2000	Massachusetts Mutual	January 1, 2000

AMENDMENT

to all

Reinsurance Agreements

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

Of Springfield, Massachusetts,

MML BAY STATE LIFE INSURANCE COMPANY

Of Hartford, Connecticut,

CM LIFE INSURANCE COMPANY

Of Hartford, Connecticut

(the Reinsureds)

and

LINCOLN NATIONAL REINSURANCE COMPANIES

of

Fort Wayne, Indiana

(the Reinsurer)

Effective September 1, 1999, the corporate retention of the Reinsureds will be revised per the attached retention schedule.

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

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IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties in duplicate:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Attest:
	Peter G. Ferris, FSA, MAAA		Delmer F. Borah
	Second Vice President & Actuary		Second Vice President and Actuary

Date:	3/13/2000	Date:

CM LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Sy Cheng, FSA, MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan Sy Cheng, FSA, MAAA		Ed Jalowski
	Vice President - Actuarial		Assistant Vice President & Actuary

Date:	3/14/00	Date:	3/14/00

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Yek Soan Sy Cheng, FSA, MAAA	Attest:	/s/ Ed Jalowski
	Yek Soan Sy Cheng, FSA, MAAA		Ed Jalowski
	Vice President - Actuarial		Assistant Vice President & Actuary

Date:	3/14/00	Date:	3/14/00

LINCOLN NATIONAL REINSURANCE COMPANIES

By:	/s/ Jay Biehl	Attest:	/s/ Thomas Spurling
Title:	2VP	Title:	Assistant Secretary

Date:	3/8/00	Date:	3/7/00

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RETENTION LIMITS

[table deleted]

AMENDMENT to

Agreements that initially referenced         in Article I and that have an         Amendment that was executed in 2000

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes referred to as the “Reinsured”)

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(the “Reinsurer”)

Effective June 15, 2001.

This Amendment supercedes and replaces in its entirety the prior          Amendment to “Agreements that initially referenced          in Article I and that have an          Amendment that was executed in 2000”.

The Agreement is amended as follows:

For business issued before June 15, 2001, the Reinsurer shall reinsure          and issued under the Ceding Company’s normal underwriting guidelines.

For business issued on or after June 15, 2001, the Reinsurer shall reinsure risks issued under the Ceding Company’s normal underwriting guidelines,         .

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Amendment

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/7/01	Date:	June 7, 2001

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	June 27, 2001

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	June 27, 2001

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Jay Biehl	Witness:	/s/ Thomas Spurling
Title:	Vice President	Title:	Assistant Secretary

Date:	6/4/01	Date:	5-31-01

MML BAY STATE LIFE INSURANCE COMPANY and C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	6/27/01

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Agreements with a prior         Amendment

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Automatic YRT Agreement (Modified Whole Life-HECV) – Effective 1/1/00

Automatic YRT Agreement (Variable Universal Life) – Effective 9/1/98

Automatic YRT Agreement (APT80) – Effective 9/16/96

Automatic YRT Agreement (APT80) – Effective 3/29/93

AMENDMENT to

Automatic Quota Share Agreements (excludes ARC and Auto Excess) Commencing 1982 and Later between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(the “Ceding Company” sometimes referred to as the “Reinsured”)

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(the “Reinsurer”)

Effective June 15, 2001.

The Agreement is amended as follows:

The Reinsurer shall reinsure covered risks that have a net amount at risk        .

Risks that have been        , will remain        .

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NAR Amendment

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/7/01	Date:	June 7, 2001

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	June 27, 2001

C.M. LIFE INSURANCE COMPANY

By:	/s/ Ed Jalowski	Witness:	/s/ George R. Zimmerman
	Ed Jalowski		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	June 27, 2001

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Jay Biehl	Witness:	/s/ Thomas Spurling
Title:	Vice President	Title:	Assistant Secretary

Date:	6/4/01	Date:	5-31-01

MML BAY STATE LIFE INSURANCE COMPANY and C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Witness:	/s/ George R. Zimmerman
	Peter G. Ferris		George R. Zimmerman JD, CLU, ChFC
	Second Vice President and Actuary		Director of Reinsurance

Date:	6/27/01	Date:	6/27/01

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IMPACTED TREATIES

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Automatic YRT Agreement (APT80 - Pool) – Effective 3/29/93

Automatic YRT Agreement (APT80 - Pool) – Effective 9/1/96

Automatic YRT Agreement (VUL - Pool) – Effective 9/1/98

Automatic YRT Agreement (Variable Life Select Inforce - Quota Share) – Effective 2/8/99

Automatic YRT Agreement (Modified Whole Life – HECV) – Effective 3/1/00

AMENDMENT to the

AUTOMATIC YRT AGREEMENT

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

C.M. LIFE INSURANCE COMPANY, and

MML BAY STATE LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”)

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(hereinafter referred to as the “Reinsurer”)

Original Treaty Effective Date: September 1, 1998

Coverage: VARIABLE UNIVERSAL LIFE

Effective March 1, 2004, the Amendment effective date, the applicable sections of Schedule B - Reinsurance Limits of the above-referenced Agreement will be replaced with the following:

Ceding Company’s Retention: The Ceding Company shall retain         % on eligible policies         in Schedule I – Retention Limits, except for         on original policies issued between September 1, 1998 and February 29, 2004 on which the Ceding Company shall retain         % of such         in Schedule I – Retention Limits.

Reinsurer’s Share: The Reinsurer’s share shall be         % on eligible policies        .

All other conditions of this Agreement not in conflict with the terms and conditions of this Amendment will continue unchanged. IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	9/10/08
Peter G. Ferris
Second Vice President & Actuary

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C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	9/10/08
Peter G. Ferris
Second Vice President & Actuary

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	9/10/08
Peter G. Ferris
Second Vice President & Actuary

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Kenneth Thieme	Date:	9-4-08

Print name:	Kenneth Thieme

Title:	Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Drew Tindall	Date:	9/4/08

Print name:	Drew Tindall

Title	VP

Termination Amendment to the Reinsurance Agreements listed below between MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY of Springfield, Missouri, MML BAY STATE LIFE INSURANCE COMPANY of Springfield, Missouri, C.M. LIFE INSURANCE COMPANY of Hartford, Connecticut (the “Ceding Company” sometimes known as the “Reinsured”) and THE LINCOLN NATIONAL LIFE INSURANCE COMPANY of Fort Wayne, Indiana (the “Reinsurer”).

The following Reinsurance Agreements shall be terminated for new reinsurance business on the respective termination dates listed below for MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY only. Policies with issue dates on or after such termination dates will not be eligible for reinsurance coverage under these Agreements. All other provisions of the Reinsurance Agreements will continue unchanged.

Treaty	Effective Date	Termination Date	Type of Treaty

	09-16-96	11-30-05	Automatic YRT – APT 80
	02-08-99	11-30-05	Automatic YRT – VL Select
	09-01-98	11-30-05	Automatic YRT – VUL Quota Share Pool
	03-01-82	11-30-05	RPR – Facultative Excess

Made in duplicate and hereby executed by all parties.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By	/s/ Peter G. Ferris	By
Title	2nd VP & Actuary	Title

Date	9/27/2005	Date

MML BAY STATE LIFE INSURANCE COMPANY

By	/s/ Ed Jalowski	By
Title	2nd VP & Actuary	Title

Date	10/3/05	Date

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C.M. LIFE INSURANCE COMPANY

By	/s/ Ed Jalowski	By
Title	2nd VP & Actuary	Title

Date	10/3/05	Date

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By	/s/ Keith Ryan	By	/s/ Janet Chazon
Title	2nd VP	Title	VP

Date	Sept 9, 2005	Date	Sept 12, 2005

AMENDMENT to

SELECTED AGREEMENTS (see attached exhibit)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter called the “Ceding Company”)

and

SWISS RE LIFE & HEALTH AMERICA INC.

(hereinafter called the “Reinsurer”)

Effective July 1, 2006, the Amendment effective date, all of the contracts listed in Exhibit A: Terminated Agreements (attached) shall be terminated to new business on new lives. All other changes allowed under the agreement, including any increases if they are normally applied to the existing contract/pool, shall continue to be available hereunder. All business inforce at the amendment effective date shall remain reinsured hereunder until the termination, expiry, or recapture of the underlying policy on which the reinsurance is based.

All other terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	Sept 12, 2006
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	Sept 12, 2006
Peter G. Ferris
Second Vice President & Actuary

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C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	Sept 12, 2006
Peter G. Ferris
Second Vice President & Actuary

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Jeffrey Rosenberg	Date:	9/5/06
Print name:	Jeffrey Rosenberg
Title:	VP

SWISS RE LIFE & HEALTH AMERICA INC.

By:	/s/ Kenneth Thieme	Date:	9-1-06
Print name:	Kenneth Thieme
Title:	VP

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EXHIBIT A: TERMINATED AGREEMENTS

Effective Date	Swiss #	Product	Program

09/01/1998	—	VUL	YRT

03/01/1996	—	ARC	YRT

01/01/1991	—	Facultative SWL	YRT

01/01/1990	—	Facultative Excess	YRT

07/01/1985	—	Facultative – Advanced Big Case	YRT

11/01/1985	—	Auto/Fac Advanced Big Case	YRT

10/01/1981	—	Fac Excess/Shopped	YRT

01/01/1971	—	Facultative Shopped	YRT

01/01/1970	—	Facultative Shopped	YRT

AMENDMENT to

ALL REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, and/or

MML BAY STATE LIFE INSURANCE COMPANY, and/or

CM LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company,” sometimes known as the “Reinsured”)

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Or its current subsidiaries/affiliates

(hereinafter referred to as the “Reinsurer”)

Effective September 1, 2006, the Amendment effective date, the Ceding Company and the Reinsurer hereby amend all of the reinsurance agreements (including the agreements which are already terminated to new business) so that the process of reviewing all new contestable claims received on or after this date between the Ceding Company and the Reinsurer shall be as follows, and shall replace only such contestable claims terms/procedures in each Agreement that conflict(s) with the contestable claims terms/procedures below.         .

Amended Contestable Claims Procedure

The Ceding Company shall send to the Reinsurer all of the contestable claims documentation as required in the underlying Agreement, by any of the following means: facsimile, secure email, express mail, or any other means agreed upon by both parties. If the Ceding Company sends the documentation via secure email, it shall submit said information for each claim directly to the Reinsurer via a “list of claims personnel”1 that is provided by the Reinsurer. The Reinsurer has complete responsibility for the Reinsurer’s review of each claim and must make a concerted effort to communicate its comments for each claim in writing (email is acceptable) to the Ceding Company within          from the day in which the Reinsurer received the final documentation. If the Reinsurer does not communicate its decision in writing (email is acceptable) to the Ceding Company regarding whether to contest or pay the claim during the stated time period, the Ceding Company shall proceed to settle, contest or deny the claim as allowed in the underlying Agreement without requiring further input from the Reinsurer. The Ceding Company may take into consideration any other reinsurer’s recommendations regarding the claim that was communicated to the Ceding Company within the timeframe specified, but in any case only the Ceding Company will determine the proper action on the claim and the decision, which will be made exclusively by the Ceding Company, shall be binding on the Reinsurer and all other reinsurers affected by the claim.

The Reinsurer shall share in the claim expenses of any contest or compromise of a claim in the same proportion that the net amount at risk reinsured with the Reinsurer bears to the total net amount at risk of the Ceding Company under all policies on that life being contested or compromised by the Ceding Company and shall share in the total amount of any reduction in liability in the same proportion. For example, litigation expenses related to the contestable claim are considered claim

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expenses. Routine expenses incurred in the normal settlement of uncontested claims, compensation of salaried officers and employees of the Ceding Company shall not be considered claim expenses.

Alternatively, the Reinsurer may decline to be a party to the contest, compromise, or litigation involved on a claim, in which case it shall pay the full amount of its share of the claim to the Ceding Company. The Reinsurer must convey this decision in writing (email is acceptable) within the time period specified above. In such case, the Reinsurer shall not share in any claim expenses involved in such contest, compromise or litigation, or in any reduction in claim amount resulting therefrom.

1         .

All terms and conditions of these Agreements not in conflict with the terms and conditions of this Amendment will continue unchanged. IN WITNESS WHEREOF, the parties hereto execute this Amendment in good faith:

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	Nov 21, 2006
Peter G. Ferris Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris Peter G. Ferris Second Vice President & Actuary	Date:	Nov 21, 2006

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris Peter G. Ferris Second Vice President & Actuary	Date:	Nov 21, 2006

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Jeffrey Rosenberg	Date:	11/6/06
Print name:	Jeffrey Rosenberg
Title:	Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Kevin C Glasgow	Date:	11-7-06
Print name:	Kevin Glasgow
Title:	Vice President

AMENDMENT

to the Reinsurance Agreements (the “Agreements”) listed on the attached Exhibit A among

Massachusetts Mutual Life Insurance Company of Springfield, Massachusetts, C.M. Life Insurance Company and MML

Bay State Life Insurance Company both of Enfield, Connecticut hereinafter collectively referred to as the “Ceding Company”

and

The Lincoln National Life Insurance Company of Fort Wayne, Indiana

hereinafter referred to as the “Reinsurer”

For purposes of this Amendment, it is understood by the parties that any references to the Ceding Company, the Ceding Company’s specific or abbreviated name, the Issuing Company, the Issuing Insurer, the Company, the Insuring Company, Insurer, the Reinsured or a similar reference in the Agreements shall collectively mean the “Ceding Company”. Further, any references to the Lincoln, the Reinsurer, the Reinsuring Company or a similar reference in the Agreements shall collectively mean the “Reinsurer”.

RECITALS

1.	The Reinsurer is an accredited reinsurer with the New York State Department of Insurance (the “New York Accreditation”).

2.	The Reinsurer intends to prior to December 31, 2007 but continue to provide under the Agreements in the State of New York in an for reinsurance Massachusetts Mutual Life Insurance Company currently enjoys under the Agreements.

3.	Massachusetts Mutual Life Insurance Company wishes to maintain its status concerning for reinsurance in the State of New York in an for reinsurance it currently enjoys.

In consideration of these facts and the mutual promises and covenants contained herein, the parties agree to the following.

AMENDMENTS APPLICABLE TO ALL REINSURANCE AGREEMENTS

1.	In the event that the Reinsurer successfully on or before December 31, 2007, the Reinsurer agrees to establish and hold for the sole benefit of Massachusetts Mutual Life Insurance Company, a held by the Reinsurer for the reinsured policies written by Massachusetts Mutual Life Insurance Company only. Such trust account shall

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be established no later than December 31, 2007 and shall be formed and administered in substantial accord with the Trust Agreement attached as Exhibit B to this Amendment. The trust account shall be subject to the following terms and conditions:

(a)	Assets deposited in the trust account shall be valued according to their current fair market value, and shall consist only of cash, certificates of deposit, and investments of the types specified in paragraphs (1), (2), (3), (8) and (10) of subsection (a) of Section 1404 of the New York Insurance Law, provided that such investments are issued by an institution that is not the parent, subsidiary or affiliate of either Massachusetts Mutual Life Insurance Company or the Reinsurer. Prior to depositing assets with the trustee, Reinsurer shall execute assignments, endorsements in blank, or transfer legal title to the assets, in order that the trustee, upon direction of Massachusetts Mutual Life Insurance Company, may whenever necessary negotiate any such assets without consent or signature from the Reinsurer or any other entity.

(b)	If at the end of any calendar year, the statutory reserve for the Reinsurer’s share of the reinsured policies of all collateral as described in paragraph (a) above, the Reinsurer shall either . In addition, the Reinsurer shall have the discretion to add additional amounts to the trust account.

(c)	All settlements of account between Massachusetts Mutual Life Insurance Company and the Reinsurer shall be .

2.	Notwithstanding any other provision of the Agreements, Massachusetts Mutual Life Insurance Company or any successor by operation of law of Massachusetts Mutual Life Insurance Company, including without limitation any liquidator, rehabilitator, receiver or conservator of Massachusetts Mutual Life Insurance Company, may draw upon the assets held in the trust at any time for any of the following purposes, with such amounts drawn to be applied without diminution because of insolvency of Massachusetts Mutual Life Insurance Company or the Reinsurer:

(a)	To reimburse Massachusetts Mutual Life Insurance Company for the Reinsurer’s ;

(b)	To reimburse Massachusetts Mutual Life Insurance Company for the Reinsurer’s by Massachusetts Mutual Life Insurance Company under the terms and provisions of the reinsured policies;

(c)	To with Massachusetts Mutual Life Insurance Company for , for reinsurance ceded to the Reinsurer, from Massachusetts Mutual Life Insurance Company’s liabilities for the reinsured policies under the Agreements. Such account shall include, but not limited to, amounts for reinsured ; and

(d)	To pay any other amounts that Massachusetts Mutual Life Insurance Company of the Agreements.

3.	Massachusetts Mutual Life Insurance Company agrees to for purposes of subparagraphs 2(a), 2(b), and 2(e) above. Massachusetts Mutual Life Insurance Company

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Agrees to return to the Reinsurer any amounts drawn upon such Trust Agreement for the purpose of subparagraph 2(d) above that are subsequently determined not to be due.

4.	Massachusetts Mutual Life Insurance Company agrees to pay the Reinsurer interest, at the Prime Rate, on amounts held pursuant to subparagraph 2(c) above. For these purposes, the Prime Rate shall mean the rate (or average of the rates; if more than one (1) rate) published in The Wall Street Journal as of the applicable period for which the calculation is being made.

5.	Payment to Massachusetts Mutual Life Insurance Company by the trustee holding the trust account shall constitute a payment by the Reinsurer pursuant to anyone of the Agreements and shall discharge the Reinsurer of the obligation which gave rise to the draw upon the trust account, provided however, the Reinsurer may later contest whether it had failed to reimburse or pay Massachusetts Mutual Life Insurance Company as required by the Agreements.

6.	The Reinsurer shall have the right to seek, and then must obtain prior written approval from, Massachusetts Mutual Life Insurance Company to withdraw assets from the trust account and transfer such assets to the Reinsurer, provided:

(a)	The Reinsurer shall, at the time of the withdrawal, replace the withdrawn assets with other qualified assets having a market value equal to the market value of the assets withdrawn so as to maintain at all the times the deposit in the required amount; or

(b)	After such withdrawal and transfer, the market value of all collateral (trust and letter of credit combined) shall be not less than of the statutory reserves held by the Reinsurer for the reinsured policies as of the prior quarter end.

Massachusetts Mutual Life Insurance Company shall be the sole judge as to the application of this provision, but shall not unreasonably nor arbitrarily withhold its approval.

7.	The trust account shall remain in effect as long as there remain obligations under the terms of the Agreements, unless it is otherwise terminated pursuant to the terms of the Trust Agreement, or a change in law or circumstance on the part of either the Ceding Company or the Reinsurer renders the trust account unnecessary in order for the Ceding Company to receive reserve credit for reinsurance under the Agreements.

8.	If the relevant laws and regulations of either Ceding Company’s state of domicile or the State of New York are amended subsequent to the Reinsurer’s , the Reinsurer shall use commercially reasonable efforts to provide a reinsurance credit instrument satisfying the laws and regulations as amended. If as the result of a change in laws or regulations in the Ceding Company’s state of domicile or the State of New York or a change in legal status by either the Ceding Company or the Reinsurer, a lower amount or a different type of security is necessary to maintain the Ceding Company’s reserve credit that was received by the Ceding Company under the Agreements prior to the Reinsurer’s , the parties agree that the Reinsurer may reduce the amount of security or change the type of security to comply with the revised requirements. Such adjustments may include reducing the security in the trust or terminating the trust entirely and providing the needed security through

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one or more letters of credit or other security instruments, as appropriate. The Reinsurance and the Ceding Company will cooperate in good faith to effectuate this provision.

9.	In the event at any time the trust account becomes unnecessary in order for the Ceding Company to receive reserve credit for reinsurance under the Agreements, this Amendment shall cease to apply, the Ceding Company and the Reinsurer shall cooperate in good faith to terminate the trust, and all other terms and conditions of the Agreements shall remain in full force and effect.

10.	If the trust account is terminated pursuant to section 9 above, and subsequently it is determined that additional security is needed to preserve the Ceding Company’s reserve credit, then the Reinsurer shall provide the Ceding Company with a security instrument that is appropriate in kind and amount to secure such reserve credit. To the extent that more than one type of security instrument may be used to secure such reserve credit, then the Reinsurer in its sole discretion shall determine which form of security instrument or combination of security instruments will be used for this purpose.

The provisions of this Amendment shall be subject to the duties and conditions contained in the attached Exhibit B: Trust Agreement, and all terms and conditions of the Agreements which do not conflict with the terms hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in duplicate on the dates shown below.

C.M. Life Insurance Company

By:	/s/ Peter Ferris	Attest:
Title:	2nd VP &Actuary	Title:

Date:	12/18/07	Date:

Massachusetts Mutual Life Insurance Company

By:	/s/ Peter Ferris	Attest:
Title:	2nd VP & Actuary	Title:

Date:	12/18/07	Date:

MML Bay State Life Insurance Company

By:	/s/ Peter Ferris	Attest:
Title:	2nd VP & Actuary	Title:

Date:	12/18/07	Date:

The Lincoln National Life Insurance Company

By:	/s/ Thomas Spurling	Attest:	/s/ Craig E. Hanford
Title:	AVP	Title:	AVP

Date:	12/4/07	Date:	12/4/07

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EXHIBIT A

Listing of Reinsurance Agreements

Reinsurer’s Reference No.	Former LNL Reference No.	Agreement Type	Effective Date
		LifeYRT	3/1/82
		Life YRT	1/5/83
		LifeYRT	3/29/93
		Life YRT	9/16/96
		LifeYRT	9/1/98
		Life YRT	2/8/99
		Life YRT	1/1/00
		LifeYRT -	11/19/01
		LifeYRT	9/1/82
		Life YRT	12/1/64

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EXHIBIT B

TRUST AGREEMENT

Dated as of October 1, 2007

among

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

as Grantor

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

as Beneficiary

and

        ,

as Trustee

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Signature Page

EXHIBIT A Form of Beneficiary Withdrawal Notice

EXHIBIT B Form of Grantor Withdrawal Notice

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TRUST AGREEMENT

TRUST AGREEMENT, dated as of October 1, 2007 (the “Agreement”), among The Lincoln National Life Insurance Company, an Indiana domiciled stock life insurance company (the “Grantor”), Massachusetts Mutual Life Insurance Company, a New York licensed life insurance company (hereinafter referred to as the “Beneficiary”), and          banking corporation (the “Trustee”) (the Grantor, the Beneficiary and the Trustee are hereinafter each sometimes referred to individually as a “Party” and collectively as the “Parties”).

1. Deposit of Assets to the Trust Account.

(a)	The Grantor shall establish the Trust Account and the Trustee shall administer the Trust Account in its name as Trustee for the sole use and benefit of the Beneficiary.

(b)	The Grantor shall transfer to the Trustee, for deposit to the Trust Account, or request the Beneficiary to transfer directly to the Trustee on the Grantor’s behalf, such Assets as it may from .

(c)	The Grantor hereby represents and warrants that any Assets transferred by the Grantor to the Trustee for deposit to the Trust Account will be in such form that the Beneficiary whenever necessary may, and the Trustee upon direction by the Beneficiary will, negotiate any such Assets without consent or signature from the Grantor or any person in accordance with the terms of this Agreement.

2. Withdrawal of Assets from the Trust Account.

(a)	Without notice to or the consent of the Grantor, the Beneficiary shall have the right, , to withdraw from the Trust Account, upon written notice to the Trustee (the “Beneficiary Withdrawal Notice”), such Assets as are specified in such Beneficiary Withdrawal Notice. The Beneficiary Withdrawal Notice may designate a third party (the “Designee”) to whom Assets specified therein shall be delivered. The Beneficiary need present no statement or document in addition to a Beneficiary Withdrawal Notice in order to withdraw any Assets. A copy of the form of the Beneficiary Withdrawal Notice is attached as Exhibit A.

(b)	Upon receipt of a Beneficiary Withdrawal Notice, the Trustee shall immediately take any and all steps necessary to transfer all right, title and interest in the Assets specified in such Beneficiary Withdrawal Notice, and shall deliver such Assets to or for the account of the Beneficiary or such Designee as specified in such Beneficiary Withdrawal Notice.

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(c)	With the written permission of the Beneficiary as provided in the “Grantor Withdrawal Notice” as Exhibit B to this Agreement, the Grantor may withdraw only such Assets as are specified in the Grantor Withdrawal Notice from the Trust.

(d)	Grantor may withdraw from the Trust Account, consistent with the terms of Section 2,c., upon providing written notice to the Trustee (the “Grantor Withdrawal Notice”), such Assets as are specified in such Grantor Withdrawal Notice, Such withdrawals shall be delivered to the Grantor. A copy of the form of the Grantor Withdrawal Notice is attached as Exhibit B.

(e)	Upon receipt of a Grantor Withdrawal Notice, the Trustee shall immediately take any and all steps necessary to transfer all rights, title and interest in the Assets specified in such Grantor Withdrawal Notice, and shall deliver such Assets to or for the account of the Grantor.

(f)	Except as provided in Section 3 of this Agreement, in the absence of either a Grantor Withdrawal Notice or a Beneficiary Withdrawal Notice the Trustee shall allow no substitution or withdrawal of any Asset from the Trust Account.

3. Redemption, Investment and Substitution of Assets.

(a)	The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption and deposit the principal amount of the proceeds of any such payment to the Trust Account.

(b)	Grantor, Beneficiary, and Trustee agree that shall be the investment manager (“Investment Manager”) for all Assets which may be held in the Trust Account. The Grantor shall be solely responsible for all fees of the Investment Manager incurred in connection with managing the Assets in the Trust Account. The Investment Manager is authorized to invest the Assets in the Trust Account in accordance with the investment guidelines (the “Investment Guidelines”) specified on Schedule I hereto. The Trustee shall follow the instructions of the Investment Manager regarding the settlement of trades.

(c)	From time to time, at the written order and direction of the Investment Manager, the Trustee shall invest Assets as specified by the Investment Manager, subject to the following limitations: i) Assets deposited in the trust account shall be value according to their current fair market value; and ii) shall consist only of Eligible Securities. Prior to depositing assets with the Trustee, the Grantor shall execute assignments, endorsements in blank, or transfer legal title to the assets, in order that the Trustee, upon direction of the Beneficiary, may whenever necessary negotiate any such assets without consent or signature from the Grantor or any other entity.

(d)	From time to time, subject to the other provisions of this Trust Agreement, the Trustee is authorized to accept substitutions from the Investment Manager of any funds in the Trust

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Account, provided: (i) the substitutions qualify as Eligible Securities; (ii) subsequent to the substitution, the portfolio of Assets in the Trust Account is in compliance with the Investment Guidelines; and (iii) the Trustee determines that the substituted Assets have a market value at least equal to the market value of the Assets withdrawn. To the extent that the Trustee is required to determine the market value of the substituted Assets or the Assets withdrawn, the Trustee is entitled to rely upon the judgment of the Investment Manager in making that determination. The Trustee shall have no responsibility whatsoever to determine that any Assets in the Trust Account are or continue to be Eligible Securities.

(e)	Any instruction or order concerning such investments or substitutions of securities shall be referred to herein as an “Investment Order”. The Trustee shall execute Investment Orders and settle securities transactions by itself or by means of an agent or broker. The Trustee shall not be responsible for any act or omission, or for the solvency, of any such agent or broker.

(f)	When the Trustee is directed to deliver Assets against payment, delivery will be made in accordance with generally accepted market practice.

(g)	Any loss incurred from any investment pursuant to the terms of this Section 3 shall be borne exclusively by the Trust Account.

4. Crediting of Income.

All payments of interest, dividends and other income in respect to Assets in the Trust Account shall be posted and credited by the Trustee to a cash account established in the Grantor’s Name (“Grantor’s Account’;). Any interest, dividend or other income automatically posted and credited on the payment date to the Grantor’s Account which is not subsequently received by the Trustee shall be reimbursed by the Grantor to the Trustee, and the Trustee may debit the Grantor’s Account for this purpose.

5. Right to Vote Assets.

The Trustee shall forward all annual and interim stockholder reports and all proxies and proxy materials relating to the Assets in the Trust Account to the Grantor. The Grantor shall have the full and unqualified right to vote any Assets in the Trust Account.

6. Additional Rights and Duties of the Trustee.

(a)	The Trustee shall notify the Grantor and the Beneficiary in writing within following each deposit to, or withdrawal from, the Trust Account.

(b)	Before accepting any Asset for deposit to the Trust Account, the Trustee shall determine that such Asset is in such form that the Beneficiary whenever necessary may, or the Trustee upon direction by the Beneficiary will, negotiate such Asset without consent or signature from the

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Grantor or any person or entity other than the Trustee in accordance with the terms of this Agreement.

(c)	The Trustee shall have no responsibility whatsoever to determine that any Assets in the Trust Account are or continue to be assets which comply with any applicable insurance laws.

(d)	All Assets shall be held in a safe place by the Trustee at the Trustee’s office in the United States, except that the Trustee may deposit any Assets in the Trust Account in a or in depositories such as the and the . Assets may be held in the name of a nominee maintained by the Trustee or by any such depository.

(e)	The Trustee shall accept and open all mail directed to the Grantor or the Beneficiary in care of the Trustee and shall forward such mail to the party to whom it is directed.

(f)	The Trustee shall furnish to the Grantor and the Beneficiary a statement of all Assets in the Trust Account at the inception of the Trust Account and at the end of each calendar month.

(g)	Upon the request of the Grantor or the Beneficiary, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy, during the Trustee’s normal business hours, any books, documents, papers and records relating to the Trust Account or the Assets.

(h)	Unless otherwise provided in this Agreement, the Trustee is authorized to follow and rely upon all instructions given by officers named in incumbency certificates furnished to the Trustee from time to time by the Grantor, the Grantor’s designated investment manager and the Beneficiary, respectively, and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary, including, without limitation, instructions given by letter, facsimile transmission, telegram, teletype, cablegram or electronic media, if the Trustee believes such instructions to be genuine and to have been signed, sent or presented by the proper party or parties. The Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on such instructions. The Trustee shall not incur any liability in executing instructions (i) from any attorney-in-fact or investment manager prior to receipt by it of notice of the revocation of the written authority of the attorney-in-fact or investment manager, or (ii) from any officer of the Grantor or the Beneficiary named in an incumbency certificate delivered hereunder prior to receipt by it of a more current certificate.

(i)	The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement and its Exhibits, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall not be liable except for its own negligence, willful misconduct or lack of good faith, and in no event shall the Trustee be liable for special, punitive, or consequential losses or damages arising in connection with this Agreement.

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j)	No provision of this Agreement shall require the Trustee to take any action which, in the Trustee’s reasonable judgment, would result in any violation of this Agreement or any provision of law. If any third party asserts a lien against any of the Assets, the Trustee shall promptly notify both the Grantor and the Beneficiary of such claim.

(k)	The Trustee shall not be responsible for the existence, genuineness or value of any of the Assets or for the validity, perfection, priority or enforceability of the liens in any of the Assets, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of the Trustee, for the validity of title to the Assets, for insuring the Assets or for the payment of taxes, charges, assessments or liens upon the Assets.

(1)	The Trustee shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Trustee such as to any act or provision of any present or future law or regulation or governmental authority, terrorism, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex.

7. The Trustee’s Compensation, Expenses, etc.

(a)	The Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee which shall be mutually agreed upon in writing by the Trustee and which shall be updated no more frequently than annually. The Grantor shall pay or reimburse the Trustee for all of the Trustee’s appropriate expenses and disbursements in connection with its duties under this Agreement (including attorney’s fees and expenses), except any such expense or disbursement as may arise from the Trustee’s negligence, willful misconduct, or lack of good faith. The Trustee shall notify the Grantor of all expenses and disbursements on a quarterly basis (“Trustee Invoice”). The Trustee Invoice shall state the nature and amount of such expenses and disbursements and such other information as the Grantor may reasonably request to make such payment to the Trustee. The Grantor shall pay such expenses and disbursements within a reasonable period of time after its receipt and review of such Trustee Invoice, unless the Trustee and Grantor agree otherwise in writing.

(b)	The Trustee may not invade the Trust Account Assets for the purpose of paying compensation to or reimbursing expenses of the Trustee. The Grantor hereby indemnifies the Trustee for, and holds it harmless against, any loss, liability costs or expenses (including attorney’s fees and expenses) incurred or made without negligence, willful misconduct or lack of good faith on the part of the Trustee, arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, including any loss, liability,

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costs or expenses arising out of or in connection with the status of the Trustee and its nominee as the holder of record of the Assets. The Grantor hereby acknowledges that the foregoing indemnities shall survive the resignation or discharge of the Trustee or the termination of this Agreement. .

(c)	No Assets shall be withdrawn from the Trust Account or used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee.

8. Resignation or Removal of the Trustee.

(a)	The Trustee may resign at any time by giving not less than written notice thereof to the Beneficiary and to the Grantor. The Trustee may be removed by the Grantor’s delivery of not less than written notice of removal to the Trustee and the Beneficiary. Such resignation or removal shall become effective on the acceptance of appointment by a successor Trustee and the transfer to such successor Trustee of all Assets in the Trust Account in accordance with paragraph (b) of this Section 8.

(b)	Upon receipt by the proper Parties of the Trustee’s notice of resignation or the Grantor’s notice of removal, the Grantor and the Beneficiary shall appoint a successor Trustee. Any successor Trustee shall be a bank that is a member of the Federal Reserve System or chartered in the State of New York and shall not be a Parent, a Subsidiary or an Affiliate of the Grantor or the Beneficiary. Upon the acceptance of the appointment as Trustee hereunder by a successor Trustee and the transfer to such successor Trustee of all Assets in the Trust Account, the resignation or removal of the Trustee shall become effective. Thereupon, such successor Trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Trustee, and the resigning or removed Trustee shall be discharged from any future duties and obligations under this Agreement, but the resigning or removed Trustee shall continue to be entitled to the benefits of the indemnities provided herein for the Trustee as well as responsible for its obligations, acts and omissions taken while acting as Trustee.

9. Termination of the Trust Account.

(a)	The Trust Account and this Agreement, except for the indemnities provided herein, may be terminated only after (i) the Grantor or the Beneficiary has given the Trustee written notice of its intention to terminate the Trust Account (the “Notice of Intention”), and (ii) the Trustee has given the Grantor and the Beneficiary the written notice specified in paragraph (b) of this Section 9. The Notice of Intention shall specify the date on which the notifying Party intends the Trust Account to terminate (the “Proposed Date”).

(b)	Within following receipt by the Trustee of the Notice of Intention, the Trustee shall give written notification (the “Termination Notice”) to the Beneficiary and the Grantor of the date (the “Termination Date”) on which the Trust Account shall terminate. The Termination

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Date shall be (a) the Proposed Date if the Proposed Date is at least          but no more than          subsequent to the date the Termination Notice is given; (b)          subsequent to the date the Termination Notice is given, if the Proposed Date is fewer than          subsequent to the date the Termination Notice is given; or (c)          subsequent to the date the Termination Notice is given, if the Proposed Date is more than          subsequent to the date the Termination Notice is given.

On the Termination Date, upon receipt of written approval of the Beneficiary, the Trustee shall transfer to the Grantor any Assets remaining in the Trust Account, at which time all liability of the Trustee with respect to such Assets shall cease.

10. Representations and Warranties

(a)	The Trustee represents and warrants that the Trustee is a corporation duly incorporated, validly existing and in good standing under the laws of New York and has the corporate power and authority to carry on its respective business as now being conducted. The Trustee is duly qualified and authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the Assets are maintained. The Trustee is also a financial intermediary, as defined by the Uniform Commercial Code, as adopted in each state in which the Trustee maintains Assets, and the Trustee is at all times acting in its capacity as a financial intermediary with respect to the Assets.

(b)	The Trustee represents and warrants that the Trustee has all requisite corporate power and authority to execute and deliver this Agreement and to perform its respective obligations under this Agreement. The execution, delivery and performance of this Agreement by the Trustee and the consummation of the transactions contemplated by this Agreement by the Trustee have been duly and validly authorized by all necessary corporate action on the part of the Trustee. This Agreement constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by applicable laws relating to bankruptcy, insolvency, reorganization, or affecting creditors’ rights generally and except to the extent that injunctive or other equitable relief is within the discretion of a court.

(c)	The Trustee represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not (1) violate or conflict with the Trustee’s corporate charter or by-laws; or (2) violate or conflict with any law or governmental regulation, or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to the Trustee.

(d)	The Trustee represents and warrants that it is not an Affiliate of either the Grantor or the Beneficiary.

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(e)	The Grantor represents and warrants that the Grantor is a corporation duly incorporated, validly existing under the laws of the State of Indiana and has the corporate power and authority to carry on its respective business as now being conducted.

(f)	The Grantor represents and warrants that the Grantor has all requisite corporate power and authority to execute and deliver this Agreement and to perform its respective obligations under this Agreement. The execution, delivery and performance of this Agreement by the Grantor and the consummation of the transactions contemplated by this Agreement by the Grantor have been duly and validly authorized by all necessary corporate action on the part of the Grantor. This Agreement constitutes the legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except as such enforceability may be limited by applicable laws relating to bankruptcy, insolvency, reorganization, or affecting creditors’ rights generally and except to the extent that injunctive or other equitable relief is within the discretion of a court.

(g)	The Grantor represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not (1) violate or conflict with the Grantor’s corporate charter or by-laws; or (2) violate or conflict with any law or governmental regulation, or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to the Grantor.

(h)	The Beneficiary represents and warrants that the Beneficiary is a corporation duly incorporated and validly existing under the laws of either one of the states of the United States of America or Canada and has the corporate power and authority to carry on its respective business as now being conducted.

(i)

The Beneficiary represents and warrants that the Beneficiary has all requisite corporate power and authority to execute and deliver this Agreement and to perform its respective obligations under this Agreement. The execution, delivery and performance of this Agreement by the Beneficiary and the consummation of the transactions contemplated by this Agreement by. the Beneficiary have been duly and validly authorized by all necessary corporate action on the part of the Beneficiary. This Agreement constitutes the legal, valid and binding obligation of the Beneficiary, enforceable against the Beneficiary in accordance with its terms, except as such enforceability may be limited by applicable laws relating to bankruptcy, insolvency, reorganization, or affecting creditors’ rights generally and except to the extent that injunctive or other equitable relief is within the discretion of a court.

(j)	The Beneficiary represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not (1) violate or conflict with the Beneficiary’s corporate charter or by-laws; or (2)

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violate or conflict with any law or governmental regulation, or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to the Beneficiary.

11. Definitions.

Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both forms of such term are used in this Agreement);

The term “Affiliate” with respect to any corporation shall mean a corporation which directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such corporation. The term “Assets” shall mean all cash, securities and other items of value deposited in the Trust Account by the Grantor or on the Grantor’s behalf, including proceeds from the disposition or reinvestment of such deposits, plus interest, dividends, and any other income generated by such deposits, and the term “Asset” shall mean any individual one of the Assets. All individual Assets must qualify as Eligible Securities.

The term “Beneficiary” shall include any successor of the Beneficiary by operation of law including, without limitation, any liquidator, rehabilitator, receiver or conservator.

The term “control” (including the related terms “controlled by” and “under common control with”) shall mean the ownership, directly or indirectly, of more than 10% of the voting stock of a corporation.

The term “Eligible Securities” shall mean cash, certificates of deposit, and other assets that qualify as investments of the types specified in paragraphs (1), (2), (3), (8), or (10) of subsection (a) of Section 1404 of the New York Insurance Law or any successor thereto and that are not issued by an institution that is the Parent, Subsidiary, or Affiliate of either the Grantor or the Beneficiary.

The term “Parent” shall mean an institution that, directly or indirectly, controls another institution.

The term “person” shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

The term “Subsidiary” shall mean an institution controlled, directly or indirectly, by another institution.

12. Governing Law.

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This Agreement shall be subject to and governed by the laws of the State of New York. Each party hereto hereby waives trial by jury in any judicial proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract or otherwise) in any way arising out of or related to this agreement or the relationship established hereunder. This provision is a material inducement for the parties to enter into this agreement.

13. Successors and Assigns.

Except as expressly permitted by Section 8 of this Agreement, no Party may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of both the Grantor and the Beneficiary. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

14. Severability.

In the event that any provision of this Agreement shall be declared invalid or unenforceable by any regulatory body or court having jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining portions of this Agreement.

15. Entire Agreement.

This Agreement constitutes the entire agreement among the Parties, and there are no conditions or qualifications relative to this Agreement which are not fully expressed in this Agreement.

16. Amendments.

This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, if such modification, amendment or waiver is in writing and signed by the Parties.

17. Notices, etc.

Unless otherwise provided in this Agreement, all notices, directions, requests, demands, acknowledgments, notifications, and other communications required or permitted to be given or made under the te1ms hereof shall be in writing and shall be deemed to have been duly given or made (a)(i) when delivered personally, or (ii) when made or given by prepaid telex, telegraph, telecopier, facsimile or electronic media, and (b) when addressed as follows:

If to the Grantor:

c/o

Assistant Vice President, Director of Reinsurance-Finance

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The Lincoln National Life Insurance Company

1300 S. Clinton Street

Ft. Wayne, IN 46802-3518

If to the Beneficiary:

Massachusetts Mutual Life Insurance Company

Attention: Reinsurance Officer

1295 State Street

Springfield, MA 01111

Facsimile: (

If to the Trustee:

        Each Party may from time to time designate a different address for notices, directions, requests, demands, acknowledgments and other communications by giving written notice of such change to the other Parties.

1. Headings.

The headings of the Sections and the Table of Contents have been inserted for convenience of reference only and shall not be deemed to constitute a part of this Agreement.

2. Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute but one and the same Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, as Grantor

By:	/s/ T L Spurling
Name:	Thomas L. Spurling
Title:	AVP

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as Beneficiary

By:	/s/ Peter Ferris
Name:	Peter Ferris
Title:	2nd VP & Actuary

, as Trustee

By:	/s/ Karen Vaporean
Name:	Karen Vaporean
Title:	Assistant Vice President

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EXHIBIT A

FORM OF BENEFICIARY

From:                      (“Beneficiary”)

To:          [or its successor] (the “Trustee”]

Date:

Re: Trust Agreement dated as of                      among the Grantor, the Beneficiary, and the Trustee (“Trust Agreement”) and Trust Account #

Dear Sirs:

We hereby give you notice pursuant to Section 2(a) of the Trust Agreement that the Beneficiary        .

The Beneficiary hereby          in accordance with Section 2(a) of the Trust Agreement.

Yours faithfully,

For and on behalf of

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EXHIBIT B

FORM OF GRANTOR

From:                      (“Grantor”)

To:          [or its successor] (the “Trustee”]

Date:

Re: Trust Agreement dated as of                      among the Grantor, the Beneficiary, and the Trustee (“Trust Agreement”) and Trust Account #

Dear Sirs:

We hereby give you notice pursuant to Sections 2(c), (d), and (e) of the Trust Agreement that the Grantor is entitled to        .

The Grantor hereby demands          in accordance with Section 2(e) of the Trust Agreement.

Yours faithfully,

For and on behalf of Grantor

Agreed to:

For and on behalf of Beneficiary

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Schedule I

STATEMENT OF INVESTMENT POLICY

Company: The Lincoln National Life Insurance Company

Investment Manager:

Investment Objective:

The primary investment objective is        .

Asset Categories:

The Portfolio Manager will have full discretion within overall LNL policy and Risk Management Committee guidelines to invest and reinvest the funds in assets in a manner necessary to achieve the investment objective. Such assets may include, but are not limited to,        . All purchases are subject to the limitations imposed in this investment policy.

Exposure limits are based on the market value of invested assets as of the most recent financial statements.

Maximum % of Assets

I.                                                                                                           %

II.        :         which are issued by any solvent          or which are assumed or guaranteed by any solvent          (other than an insurance company) and which are not in        :

a) Are adequately secured by         ; or

b) Are rated         ; or

c) Are insured by one or more        ; or

                                                                 12/18/2007

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d) Have been given the        .

A.         :                                                                                     %

B.         :

                                                                                                                               %

                                                                                                                               %

                                                                                                                               %

            Total                                                                            %

C.        :

                                                                         %

                                                                                              %

                                                                                                                  %

            Total                                                                                     %

III        :        :

a) The          thereof; or

b) Any         ; or

c) Any         ; or

d) Any         .

A.                                                                              %

Derivatives:

Derivative products are permitted for the prudent management of risk and return subject to the most recent The Lincoln National Life Insurance Company Statement of Policy, Guidelines and Internal Control Procedures for Derivatives approved by the LNL Board of Directors and LNL Investment Committee.

Quality Restrictions:

Maximum % of         ”:*                                                                                      % Maximum %

of         :*                                                         % Minimum        :

*	At time of purchase

Minimum Liquidity Requirements:

                                                 12/18/2007

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To help ensure liquidity in the portfolio, at least          of the book value of invested assets must be invested in a combination of the following:        .

Maturity and Duration Profile:

The duration of the assets will be managed using a laddered maturity distribution consistent with the duration of the liabilities. The target duration and range will be communicated to          on a periodic basis; annually at a minimum. .

Portfolio Performance Review Reporting Frequency:

Modifications to Investment Policy: This Investment Policy Statement is designed to comply with          as it exists at the time of the execution of the related trust. In the event that          or any successor thereto is modified,          is authorized to modify this Investment Policy Statement to comply with the modified rules.

                                             12/18/2007

AMENDMENT to

ALL REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, and/or

MML BAY STATE LIFE INSURANCE COMPANY, and/or

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”, sometimes known as the “Reinsured”)

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(hereinafter referred to as the “Reinsurer”)

Effective January 1, 2009, the Amendment effective date, the 1980 CSO valuation basis is being replaced by the 2001 CSO valuation basis. In future years, there could be another new valuation basis. This blanket amendment is for all treaties both terminated and non-terminated since any reinsured 1980 CSO product could be impacted.

If a product converts from a 1980 CSO valuation basis to a 2001 CSO or later valuation basis, the original conversion reinsurance premium rates continue to apply but the reserve credits will be based on the new valuation basis and the prevailing statutory interest rates.

All other conditions of this Agreement not in conflict with the terms and conditions of this Amendment will continue unchanged.

IN WITNESS WHEREOF, both parties in duplicate hereby execute this Amendment in good faith:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12/8/08
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12/8/08
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12/8/08
Peter G. Ferris
Second Vice President & Actuary

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Kenneth Thieme	Date:	11-24-08
Print name:	Kenneth Thieme
Title:	Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Drew Tindall	Date:	11/25/08
Print name:	Drew Tindall

Title	11/25/08

AMENDMENT to

ALL REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, and/or

MML BAY STATE LIFE INSURANCE COMPANY, and/or

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”, sometimes known as the “Reinsured”)

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(hereinafter the “Reinsurer”)

Effective August 1, 2009, the Amendment effective date, the corporate retention of the Ceding Company will be revised per the attached retention schedule.

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12-10-10
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12-10-10
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G. Ferris	Date:	12-10-10
Peter G. Ferris
Second Vice President & Actuary

[page break]	Retention Limits Eff. 8/1/09

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Brian K Carteaux	Date:	12/6/10
Print name:	Brian K Carteaux
Title:	VP

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Drew Tindall	Date:	12/6/10
Print name:	Drew Tindall
Title:	SVP

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RETENTION LIMITS

[table deleted]

AMENDMENT

to the Reinsurance Agreements (the “Agreements”) listed on the attached Exhibit A between

Massachusetts Mutual Life Insurance Company of Springfield, Massachusetts, C.M. Life

Insurance Company and MML Bay State Life Insurance both of Enfield, Connecticut hereinafter collectively referred to as the “Ceding Company”

and

The Lincoln National Life Insurance Company of Fort Wayne, Indiana

hereinafter referred to as the “Reinsurer”

For purposes of this Amendment, it is understood by the parties that any references to the Ceding Company, the Ceding Company’s specific or abbreviated name, the Issuing Company, the Issuing Insurer, the Company, the Insuring Company, Insurer, the Reinsured or a similar reference in the Agreements shall collectively mean the “Ceding Company”. Further, any references to the Lincoln, the Reinsurer, the Reinsuring Company or a similar reference in the Agreements shall collectively mean the “Reinsurer”.

RECITALS

(1)	The Reinsurer .

(2)	On or after the , the Reinsurer and the Ceding Company amended the Agreements by, among other things, providing for the establishment of .

(3)	Section 531(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Act”), effective July 21, 2010, provides that .

(4)	11 NYCRR § 125.1, as updated effective December 8,2010, provides that when the state of domicile of a ceding company is NAIC accredited and that state recognizes credit for reinsurance for a ceded risk, the ceding company is also entitled to take credit for reinsurance in the State of New York.

(5)	Massachusetts Mutual Life Insurance Company is domiciled in Massachusetts, an NAlC accredited state.

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(6)	Since the Reinsurer is licensed in Massachusetts, Massachusetts Mutual Life Insurance Company is entitled to take credit for reinsurance for all Agreements in Massachusetts without any obligation on the part of the Reinsurer to post any collateral.

(7)	The Reinsurer and the Ceding Company agree that it is appropriate to terminate the Trust originally established at the time when , subject to the terms and conditions listed below.

In consideration of these facts and the mutual promises and covenants contained herein, the parties agree to the following:

AGREEMENT

(1)	Effective July 31, 2011, the Trust is hereby terminated, and all terms and conditions related to the establishment and maintenance of the Trust found in all Agreements are hereby terminated and of no further force and effect.

(2)	All other terms and conditions of the Agreements, other than those requiring the establishment and maintenance of the Trust, if any, shall remain in full force and effect.

(3)	If, subsequent to the date of this Amendment, either: (i) the credit for reinsurance laws and regulations of either Massachusetts Mutual Life Insurance Company’s state of domicile or New York applicable to the Agreements are materially modified; or (ii) the Reinsurer ceases to be licensed, accredited, approved or qualified as a reinsurer in Massachusetts Mutual Life Insurance Company’s state of domicile, and such change materially adversely affects Massachusetts Mutual Life Insurance Company’s ability to .

(4)	Notwithstanding anything in the Agreements to the contrary, the Parties acknowledge and agree that . If the Reinsurer ceases to be licensed, accredited, approved or qualified as a reinsurer in CM Life’s or MML Bay State’s state of domicile, and such change materially adversely affects CM Life’s and MML Bay State’s ability to .

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in duplicate on the dates shown below.

Massachusetts Mutual Life Insurance Company

By:	/s/ Peter Ferris	Attest:	/s/ Dee Keith
Title:	2nd VP & Actuary	Title:	Treaty Specialist

Date:	6-10-11	Date:	6-10-11

C.M. Life Insurance Company

By:	/s/ Peter Ferris	Attest:	/s/ Dee Keith
Title:	2nd VP & Actuary	Title:	Treaty Specialist

Date:	6-10-11	Date:	6-10-11

MML Bay State Life Insurance Company

By:	/s/ Peter Ferris	Attest:	/s/ Dee Keith
Title:	2nd VP & Actuary	Title:	Treaty Specialist

Date:	6-10-11	Date:	6-10-11

The Lincoln National Life Insurance Company

By:	/s/ Thomas Spurling	Attest:	/s/ Craig E. Hanford
Title:	Assistant Vice-President	Title:	Assistant Vice-President

Date:	June 9, 2011	Date:	June 9, 2011

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EXHIBIT A

Listing of Reinsurance Agreements

Reinsurer’s Reference No.	Former LNL Reference No.	Agreement Type	Effective Date
	–	Life YRT	3/1/82
	–	Life YRT	1/5/83
	–	Life YRT	3/29/93
	–	Life YRT	9/16/96
	–	Life YRT	9/1/98
	–	Life YRT	2/8/99
	–	Life YRT	1/1/00
	–	Life YRT	11/19/01
	–	Life YRT	9/1/82
	–	Life YRT	12/1/64

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Lincoln

Financial Group®

Hello future.®

NOTICE OF INTENTION TO TERMINATE

To:          (the “Trustee”)

Date: May 1,2011

Re: Trust Agreement dated as of 10/1/2007 among the Grantor, the Beneficiary, and the

       Trustee (“Trust Agreement”) and Trust Account #

              Grantor -The Lincoln National Life Insurance Company

              Beneficiary -Massachusetts Mutual Life Insurance Company

Dear Sirs:

We hereby give you notice pursuant to Section 9 of the Trust Agreement that the Grantor and Beneficiary have agreed to        . Both the Grantor and Beneficiary hereby         .

The Trustee should contact the Grantor,          with any questions.

Sincerely,

/s/ Kathleen S. Polston
Kathleen S. Polston -Assistant Treasurer
For and on behalf of the Grantor -The Lincoln National Life Insurance Company

/s/ Peter G. Ferris 6-10-11
PETER G FERRIS – 2ND VP & Actuary
For and on behalf of the Beneficiary -Massachusetts Mutual Life Insurance Company

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.

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FORM OF BENEFICIARY

To:          (the “Trustee”)

Date: May 1,2011

Re: Trust Agreement dated as of 10/1/2007 among the Grantor, the Beneficiary, and the

       Trustee (“Trust Agreement”) and Trust Account #

              Grantor -The Lincoln National Life Insurance Company

              Beneficiary -Massachusetts Mutual Life Insurance Company

Dear Sirs:

We hereby give you notice pursuant to Section 2(a) of the Trust Agreement that the Beneficiary is         :

•	Grantor will send to the Trustee a .

•	Grantor will send to the Trustee .

The Beneficiary hereby          in accordance with Section 2(a) of the Trust Agreement and Beneficiary requests that the Trustee adhere to the instructions given by the Grantor.

Yours faithfully,

/s/ Peter Ferris 6-10-11
For and on behalf of Beneficiary -Massachusetts Mutual Life Insurance Company
PETER FERRIS – 2ND VP & Actuary

Massachusetts Mutual Life Insurance Company and affiliates    .    Springfield, MA 01111·0001    .    (413) 788-8411

AMENDMENT to

ALL REINSURANCE AGREEMENTS

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, and/or

MML BAY STATE LIFE INSURANCE COMPANY, and/or

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”, sometimes known as the “Reinsured”)

and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(hereinafter the “Reinsurer”)

Effective August 1, 2011, the Amendment effective date, the corporate retention of the Ceding Company will be revised per the attached retention schedule.

All terms and conditions of the Agreements not in conflict with the terms and conditions of this Amendment shall continue unchanged.

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	10/20/11
Peter G. Ferris
Second Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	10/20/11
Peter G. Ferris
Second Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	10/20/11
Peter G. Ferris
Second Vice President & Actuary

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Retention Limits Eff. 8/1/11

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Senan O’Loughlin	Date:	Oct 11 2011
Print name:	Senan O’Loughlin
Title:	SVP

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Audrey Chenasky	Date:	10/11/11
Print name:	Audrey Chenasky
Title:	VP

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RETENTION LIMITS

[table deleted]

Effective 8/1/11